Summary Prospectus Supplement

May 27, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated May 27, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated February 3, 2015

Corporate Bond Portfolio

Mikhael Breiterman-Loader has been added to the team primarily responsible for the day-to-day management of the Corporate Bond Portfolio. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Christian G. Roth	Managing Director	December 2011
Joseph Mehlman	Executive Director	December 2011
Mikhael Breiterman-Loader	Vice President	May 2015

  IFTCORPBNDSPT 5/15